AMERICAN AADVANTAGE FUNDS
AMERICAN AADVANTAGE MILEAGE FUNDS
Platinum Class

Supplement to the Prospectus dated March 1, 2002

Effective June 1, 2002, the Fees and Expenses table on page 14 is updated as follows:


                                                                       Municipal                     U.S. Government
                                                 Money     Municipal   Money       U.S. Government   Money
                                        Money    Market    Money       Market      Money             Market
                                        Market   Mileage   Market      Mileage     Market            Mileage
Management Fees                         0.10%    0.10%     0.10%       0.10%       0.10%             0.10%
Distribution (12b-1) Fees               0.25%    0.25%     0.25%       0.25%       0.25%             0.25%
Other Expenses (1)                      0.58%    0.81%     0.65%       0.98%       0.60%             0.93%
                                        -----    -----     -----       -----       -----             -----
Total Annual Fund Operating Expenses    0.93%    1.16%     1.00%       1.33%       0.95%             1.28%
                                        =====    =====     =====       =====       =====             =====
Fee Waiver                               --       --        --         0.13%(2)     --               0.08%(3)
NET EXPENSES                            0.93%    1.16%     1.00%       1.20%       0.95%             1.20%


(1) Other Expenses for the Money Market Mileage, Municipal Money Market Mileage, and U.S. Government Money Market Mileage Funds have been restated to reflect current fees.

(2) The Manager has contractually agreed to waive a portion of Distribution Fees for the Municipal Money Market Mileage Fund to the extent that the Fund's Total Annual Fund Operating Expenses exceed 1.20%.

(3) The Manager has contractually agreed to waive a portion of Distribution Fees for the U.S. Government Money Market Mileage Fund to the extent that the Fund's Total Annual Fund Operating Expenses exceed 1.20%.


Consequently, the Examples table on page 15 is updated to read as follows:

                                         1 Year     3 Years     5 Years     10 Years
                                         ------     -------     -------     --------
Money Market                              $ 95       $296        $515        $1,143
Money Market Mileage                      $118       $368        $638        $1,409
Municipal Money Market                    $102       $318        $552        $1,225
Municipal Money Market Mileage*           $122       $409        $716        $1,590
U.S. Government Money Market              $ 97       $303        $525        $1,166
U.S. Government Money Market Mileage*     $122       $398        $695        $1,538


* Fee waivers are only guaranteed by the Manager through December 31, 2002. Therefore, net expenses are used to calculate the costs in the first year, and total fund expenses are used to calculate costs in the remaining nine years.
